Summary Prospectus of

► MoA Funds
MoA All America Fund
May 1, 2025, as supplemented June 9, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at moafunds.com/resources#docs-funddocs. You can also get this information at no cost by calling 800.914.8716 or by sending an e-mail request to moafunds@dfinsolutions.com. The Fund’s current statutory prospectus and statement of additional information, both dated May 1, 2025, (each as supplemented or revised from time to time), are incorporated by reference into this summary prospectus.
Investment Objective. The Fund seeks to outperform the Russell 3000® Index (before fees and expenses) by investing in a diversified portfolio of primarily common stocks.
Fees and Expenses of the Fund. The table below describes the fees and expenses you may pay if you buy, hold and sell Fund shares. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	0.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.51%
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. For investments through an insurance company separate account, note that the expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$51	$162	$283	$636
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recently completed fiscal year, the Fund’s portfolio turnover rate was 30.64% of the average value of its portfolio.
Principal Investment Strategies. A portion of the Fund’s total assets is indexed and a portion is actively managed.

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Approximately 50% to 70% of the Fund’s total assets are invested in a selection of stocks from the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable and cost effective, the weightings of such stocks in the Index with respect to that sleeve of the Fund’s total assets. The components of the Index are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. The indexed portion of the Fund is rebalanced at approximately the same time that the S&P 500® Index to which that portion of the Fund is benchmarked is rebalanced and reconstituted.
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Approximately 30% to 50% of the Fund’s total assets are actively managed by the Adviser, with approximately 10% to 30% of the Fund’s total assets invested in mid-cap stocks, and approximately 10% to 30% invested in small-cap stocks. The Adviser generally invests in stocks that it considers undervalued, or to have attractive growth potential, and with the potential for investment returns that outperform their peer companies, based on bottom-up fundamental company research, including analysis of business models, financial statements, measures of earnings and cash flow, and potential for long-term growth in sales and cash flow.
Under normal circumstances, at least 80% of the Fund’s total assets are invested in securities of companies that are listed or principally traded on a United States stock exchange.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Fund. Additionally, an investment in the Fund is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Fund may not achieve its investment objective. An investment in the Fund could decline in value, and you could lose money by investing in the Fund.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Active Management risk: The portfolio manager’s judgments about the attractiveness, value or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall investment selections or strategies fail to produce the intended results.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. The prices of equity securities of smaller companies may fluctuate more than for more established companies. The equity securities of smaller companies may not be traded as often as for larger companies, therefore it may be difficult to trade securities at a desirable price. Investments in companies with small market capitalizations generally offer greater opportunities for appreciation, but are associated with more risks than for established companies.
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Focused Investment risk: Certain funds may concentrate in the securities of issuers in a particular industry, group of industries or sector. Because such a fund may invest signficantly in securities of issuers in a particular industry, group of industries, or sector, the Fund’s performance depends to a greater extent on the overall condition of that industry, group of industries or sector, and is more susceptible to events affecting, and the risks of issuers operating in, that industry, group of industries or sector.
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Technology Sector risk: Companies in the technology sector can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
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Index Tracking Error risk: The Fund seeks to track the performance of an index with a portion of its assets, although it may not be successful in doing so. The divergence between the performance of that sleeve of the Fund and the index, positive or negative, is called tracking error. Tracking error can be caused by many factors such as operating and transaction costs, as well as weighting of each security in the index, and it may be significant.

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Passive Investment risk: Because a sleeve of the Fund is passively managed and seeks to match the performance of its benchmark index, holdings of that sleeve are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. The Fund does not seek to reduce market exposure or to reduce the effects of a declining market with respect to that sleeve. As a result, the Fund’s performance may lag the performance of actively managed funds.
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Growth Stock risk: Growth stocks generally have above average growth potential, low dividends and high prices relative to standard measures. Growth stocks may not achieve their growth potential and may be more volatile than, and may not outperform, value style investing.
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Value Stock risk: Value stocks are generally undervalued in the marketplace, with high dividends and low prices relative to standard measures. Value stocks may remain undervalued.
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Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.
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Mid-Cap risk: Mid-cap stocks experience more market risk and sharper price fluctuations than for large-cap stocks due to the fact that the earnings of mid-size companies tend to be less predictable and the stocks are traded less frequently. At times it may be difficult for a Fund to sell mid-cap stocks at reasonable prices.
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Small-Cap risk: Small-cap stocks generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.
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Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. The bar chart and table below show the average annual returns of the Fund.
Below the bar chart are the Fund’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
For investments through an insurance company separate account, note that the total returns and average annual total returns shown do not include charges against the assets of the separate accounts of Mutual of America Life Insurance Company ("Separate Accounts") that purchase Fund shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at moafunds.com or by calling 800.914.8716.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Second quarter 2020	20.86%
Worst	First quarter 2020	-22.73%
Average Annual Total Returns (for periods ended December 31, 2024)
Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years
MoA All America Fund
Return before taxes	19.12%	11.88%	10.60%
Return after taxes on distributions	16.16%	8.49%	7.57%
Return after taxes on distributions and sales of shares	13.51%	8.64%	7.61%
Russell 3000® Index (Index reflects no deduction for fees and expenses)	23.81%	13.86%	12.55%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Fund.
Portfolio Managers. Thad Pollock, Executive Vice President of the Adviser, and a portfolio manager of the small-cap and mid-cap segments of the Fund since October 2023, Duygu Akyatan, Executive Vice President of the Adviser, and a portfolio manager of the small-cap segment of the Fund since August 2024, Stephen J. Rich, Chairman of the Adviser, and a co-portfolio manager of the small-cap and mid-cap segments of the Fund since April 2022, having previously served as a portfolio manager of these segments from 2004 through 2021, Erik Wennerstrum, Vice President of the Adviser, and a portfolio manager of the Fund since May 2024, Ron Viener, Senior Vice President of the Adviser, and a portfolio manager of the Fund since May 2024, and Jamie A. Zendel, Executive Vice President, and a portfolio manager of the indexed portion of the Fund since 2014, are primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Fund Shares. Fund shares held directly by investors may be purchased or redeemed by mail to MoA Funds Corporation, PO Box 534499, Pittsburgh, PA 15253-4499 or by telephone by calling the Investment Company’s Customer Service at 800.914.8716. Such investors may purchase shares of the Fund by check or wire. The minimum initial investment in the Fund is $1,000, although the Fund may waive this minimum at its discretion. There is no minimum for subsequent investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange is open.
For investors whose interest in the Fund is through an insurance company Separate Account, you can purchase or redeem Separate Account units that invest in the Fund either by calling or writing to your Mutual of America Regional Office, which can be found on mutualofamerica.com.
Any minimum initial or subsequent investment requirement for Separate Account Units that invest in the Fund is disclosed in the prospectus for your annuity contract or life insurance policy.
Shares held through a financial intermediary, including in a retirement plan, can be purchased or redeemed through the financial intermediary.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Tax Information.

For direct investments into the Funds, distributions you receive from the Fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
For investors whose interest in the Fund is through an insurance company Separate Account, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Fund, see the prospectus for your contract or policy.

M101P-MOA
AAF 25